UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2024

Scorpius Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	SCPX	NYSE American LLC
Common Stock Purchase Rights		NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry Into A Material Definitive Agreement.

On March 11, 2024, Scorpius Holdings, Inc. (formerly known as NightHawk Biosciences, Inc.) (the “Company”) entered into Amendment No. 7 (“Amendment No. 7”) dated March 11, 2024 to the Rights Agreement dated March 11, 2018 (the “Original Rights Agreement”), as amended by Amendment No. 1 thereto (“Amendment No. 1”) dated March 8, 2019, Amendment No. 2 thereto (“Amendment No. 2”) dated March 10, 2020, Amendment No. 3 thereto (“Amendment No. 3”) dated March 8, 2021, Amendment No. 4 thereto (“Amendment No. 4”) dated March 11, 2022, Amendment No. 5 thereto (“Amendment No. 5”) dated March 11, 2023, and Amendment No. 6 thereto (“Amendment No. 6”) dated December 11, 2023 (collectively, the “Rights Agreement”) by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.  Under the terms of Amendment No. 7, the expiration date of the Company’s stockholder rights plan has been extended to March 11, 2025, or such earlier date that the Company redeems or exchanges the rights as described in the Rights Agreement.

A copy of Amendment No. 7 is attached as Exhibit 4.8 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Original Rights Agreement is included as Exhibit 4.1 to this Current Report on Form 8-K, Amendment No. 1 is included as Exhibit 4.2 to this Current Report on Form 8-K, Amendment No. 2 is included as Exhibit 4.3 to this Current Report on Form 8-K, Amendment No. 3 is included as Exhibit 4.4 to this Current Report on Form 8-K, Amendment No. 4 is included as Exhibit 4.5 to this Current Report on Form 8-K, Amendment No. 5 is included as Exhibit 4.6 to this Current Report on Form 8-K and Amendment No. 6 is included as Exhibit 4.7 to this Current Report on Form 8-K and such agreements are incorporated herein by reference. The foregoing summary of Amendment No. 7 and the Rights Agreement are qualified in their entirety by reference to Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8.

Item 3.03.   Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 8.01.  Other Events.

On March 12, 2024, the Company issued a press release announcing the closing of its previously announced underwritten public offering pursuant to which the Company issued 10,000,000 shares of its common stock, par value $0.0002 per share, at a price of $0.15 per share. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
4.1	Rights Agreement, dated as of March 11, 2018, between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent, together with the following exhibits thereto: Exhibit A - Form of Right Certificate; Exhibit B - Summary of Rights to Purchase Shares of Common Stock of Heat Biologics, Inc. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Heat Biologics, Inc. with the Securities and Exchange Commission on March 12, 2018 (File No. 001-35994))
4.2	Amendment No. 1 to the Rights Agreement dated as of March 8, 2019 to the Rights Agreement dated March 11, 2018 by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2019 (File No. 001-35994))
4.3	Amendment No. 2 to the Rights Agreement dated as of March 10, 2020 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on March 13, 2020 (File No. 001-35994))
4.4	Amendment No. 3 to the Rights Agreement dated as of March 8, 2021 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, and Amendment No. 2 thereto, dated March 10, 2020, by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2021 (File No. 001-35994))
4.5	Amendment No. 4 to the Rights Agreement dated as of March 11, 2022 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, Amendment No. 2 thereto, dated March 10, 2020, and Amendment No. 3 thereto, dated March 8, 2021, by and between Heat Biologics, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2022 (File No. 001-35994))
4.6	Amendment No. 5 to the Rights Agreement dated as of March 11, 2023 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, Amendment No. 2 thereto, dated March 10, 2020, Amendment No. 3 thereto, dated March 8, 2021, and Amendment No. 4 thereto, dated March 11, 2022, by and between NightHawk Biosciences, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2023 (File No. 001-35994))
4.7	Amendment No. 6 to the Rights Agreement dated as of December 11, 2023 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, Amendment No. 2 thereto, dated March 10, 2020, Amendment No. 3 thereto, dated March 8, 2021, Amendment No. 4 thereto, dated March 11, 2022, and Amendment No. 5 thereto, dated March 11, 2023, by and between NightHawk Biosciences, Inc. and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2023 (File No. 001-35994))
4.8*	Amendment No. 7 to the Rights Agreement dated as of March 11, 2024 to the Rights Agreement dated March 11, 2018, as amended by Amendment No. 1 thereto, dated as of March 8, 2019, Amendment No. 2 thereto, dated March 10, 2020, Amendment No. 3 thereto, dated March 8, 2021, Amendment No. 4 thereto, dated March 11, 2022, Amendment No. 5 thereto, dated March 11, 2023, and Amendment No. 6 thereto, dated December 11, 2023, by and between Scorpius Holdings, Inc. (formerly known as NightHawk Biosciences, Inc.) and Continental Stock Transfer & Trust Company, as rights agent
99.1*	Press Release dated March 12, 2024
104*	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

 *Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2024	SCORPIUS HOLDINGS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer